EXHIBIT 2.5

                            Stock Purchase Agreement

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated the 28th day of June 2004, by and between OFG EUROPACIFIC LIMITED, a Cyprus corporation (the
"Buyer") and MASTER DISTRIBUTION SYSTEMS, INC. a Nevada corporation (the "Company").

     WHEREAS, The Company desires to sell with Buyer, and Buyer desires to purchase from the Company, 10,000,000 shares of the common stock of the Company for the consideration and upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the provisions and the respective agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Purchase and Sale of Stock.

          1.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (as such term is hereinafter defined), The Company shall sell to Buyer, and Buyer shall purchase from the Company, 10,000,000 shares of common stock of the Company (the "Company Shares").

          1.2 Purchase Price. The purchase price shall be $475,200US ($0.475 per share) in cash and/or other consideration (the "Purchase Price").

          1.3 Payment of Purchase Price. The Purchase Price shall be payable on the Closing Date.

          1.4 Closing. The closing of the transaction contemplated herein (the "Closing") will be at the office of Buyer on or before June 28, 2004, or at such other place or at such other date and time as the Company and Buyer may mutually agree. Such date and time of Closing is herein referred to as the "Closing Date."

2. Representations and Warranties of the Company. The Company represents and warrants to Buyer as follows:

          2.1 Existence and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

          2.2 Corporate Authority. The Company has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

          2.3 Compliance with Law. The Company is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which the Company is a party or is subject, and the Company is


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2.  Representations  and Warranties of the Company - continued

     not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. The Company has obtained all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

          2.4 Validity and Effect of Agreements. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of the Company and The Company enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

3. Representations and Warranties of Buyer. Buyer represents and warrants to the Company as follows:

          3.1 Existence and Good Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Buyer is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

          3.2 Corporate Authority. Buyer has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

          3.3 Compliance with Law. Buyer is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which Buyer is a party or is subject, and Buyer is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. Buyer has obtained all licenses, permits or other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

          3.4 Authorization; Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by Buyer, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of Buyer enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement by Buyer does not and the consummation of the transactions contemplated hereby will not (i) require the consent of any third party,


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3. Representations and Warranties of Buyer - continued

     (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which Buyer is a party or by which it is bound, and (iii) violate or conflict with any provision of the by-laws or articles of incorporation of Buyer as amended to the date of this Agreement.

4. Conditions of Closing.

          4.1 Buyer's Conditions of Closing. The obligation of Buyer to purchase and pay for the Company Shares shall be subject to and conditioned upon the satisfaction (or waiver by Buyer) at the Closing of each of the following conditions:

               (A) All representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date, the Company shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement.

               (B) The Company shall have issued and delivered to Buyer certificates and other instruments representing the Company Shares, together with all other documents necessary or appropriate to validly transfer the Company Shares to Buyer free and clear of all security interests, liens, encumbrances and adverse claims.

               (C) Neither any investigation of the Company by Buyer, nor any other document delivered to Buyer as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the sole and exclusive judgment of Buyer and regardless of the cause thereof, reflect in an adverse way on the Company or its financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects.

               (D)  The  approval  and  all  consents  from  third  parties  and
          governmental   agencies   required  to  consummate  the   transactions
          contemplated hereby shall have been obtained.

               (E) No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

               (F) As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on Buyer.

               (G) As of the Closing, there shall have been no material adverse change in the amount of issued and outstanding common stock of the Company.

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4. Conditions of Closing - continued

          4.2 The Company's Conditions of Closing. The obligation of the Company to sell the Company Shares shall be subject to and conditioned upon the satisfaction (or waiver by The Company) at the Closing of each of the following conditions:

               (A) All representations and warranties of Buyer contained in this Agreement shall be true and correct at and as of the Closing Date and Buyer shall have performed all agreements and covenants and satisfied all conditions on its part to the performed or satisfied by the Closing Date pursuant to the terms of this Agreement.

               (B) Buyer shall have effected payment of the Purchase Price in accordance with Section 1.3 of this Agreement.

               (C)  The  approval  and  all  consents  from  third  parties  and
          governmental   agencies   required  to  consummate  the   transactions
          contemplated hereby shall have been obtained.

               (D) No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

               (E) As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on the Company.

               (F) As of the Closing, there shall have been no material adverse change in the amount of issued and outstanding common stock of Buyer.

5. Termination.

          5.1 Methods of Termination. The transactions contemplated herein may be terminated and/or abandoned at any time before or after approval thereof by the Company and Buyer, but not later than the Closing:

          5.1.1 By mutual consent of Buyer and the Company; or

          5.1.2 By Buyer, if any of the conditions provided for in Section 4.1 hereof shall not have been met or waived in writing by Buyer at or prior to Closing; or

          5.1.3 By the Company, if any of the conditions provided for in Section
     4.2 hereof shall not have been met or waived in writing by the Company at or prior to Closing.

          5.2 Procedure Upon Termination. In the event of termination by Buyer or the Company, as applicable, pursuant to Section 5.1 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by Buyer or the Company. If the transactions contemplated by this Agreement are so terminated:

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5. Termination - continued

          5.2.1 Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, to the party furnishing the same; and

          5.2.2 No party hereto shall have any liability or further obligation to any other party to this Agreement.

6. Miscellaneous.

          6.1 Notice. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:

                           If to Buyer:     OFG EuroPacific Limited
                                            c/o The Law Offices of Gary L. Moore
                                            650 Victoria Street
                                            Kamloops, BC  V2C 2B4
                                            Canada
                                            Attention: Gary L. Moore

                           If to            Master Distribution Sysytems, Inc.
                           the Company:     c/o The O'Neal Law Firm, P.C.
                                            668 N. 44th Street
                                            Suite 233
                                            Phoenix, Arizona 85008
                                            Attention: William D. O'Neal, Esq.


     (or to such other address as any party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

          6.2 Execution of Additional Documents. The parties hereto will at any time, and from time to time after the Closing Date, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to carry out the intent of this Agreement, and to transfer and vest title to any Company Shares being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the Company Shares sold, granted, assigned, transferred, delivered and conveyed pursuant to this Agreement; provided, however, that this Agreement shall be effective regardless of whether any such additional documents are executed.

          6.3 Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          6.4 Entire Agreement. This Agreement, together with the Exhibits, Schedules and other documents contemplated hereby, constitute the final written expression of all of the agreements between the parties, and is a


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6. Miscellaneous - continued

     complete and exclusive statement of those terms. It supersedes all understandings and negotiations concerning the matters specified herein. Any representations, promises, warranties or statements made by either party that differ in any way from the terms of this written Agreement and the Exhibits, Schedules and other documents contemplated hereby, shall be given no force or effect. The parties specifically represent, each to the other, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties.

          6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada exclusive of the conflict of law provisions thereof.

          6.6  Survival.   All  of  the  terms,   conditions,   warranties   and
     representations contained in this Agreement shall survive the Closing.

          6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          6.8 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          6.9 Waivers. Either Buyer or the Company may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement;
     (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

          6.10  Merger of  Documents.  This  Agreement  and all  agreements  and
     documents   contemplated   hereby   constitute   one   agreement   and  are
     interdependent upon each other in all respects.

          6.11 Severability. If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

          6.12 Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first above written.



                                    COMPANY:

                                         MASTER DISTRIBUTION SYSTEMS, INC.
                                         a Nevada corporation

                                         By:/s/ Kevin Ericksteen
                                         -------------------------------
                                         Kevin Ericksteen, its President

                                     BUYER:

                                         OFG EUROPACIFIC LIMITED
                                         a Cyprus corporation


                                         By: /s/ Harry P. Beugelink
                                         -------------------------------
                                         Harry P. Beugelink, its CFO and COO


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